SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 17, 2003

PROCOM TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California	0-21053	33-0268063
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

58 Discovery

Irvine, CA 92618

(Address of principal executive offices)

Company’s telephone number, including area code:    (949) 852-1000

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7.    EXHIBITS.

Exhibit Number	Description

Exhibit 99.1	Press release of Procom Technology, Inc. dated June 17, 2003.

ITEM 9.    REGULATION FD DISCLOSURE. Information provided under Item 12 (Results of Operations and Financial Condition). The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” On June 17, 2003, Procom Technology, Inc. issued a press release announcing anticipated financial results for its third fiscal quarter and a delay in the filing of its Form 10-Q for that quarter. A copy of this press release is filed as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 17, 2003

Procom Technology, Inc.

By:	/s/ Alex Razmjoo

Name:	Alex Razmjoo

Title:	Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Procom Technology, Inc. on June 17, 2003.

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